                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                 Washington, DC


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 27, 2002



                               THE OILGEAR COMPANY
             (Exact name of Registrant as specified in its charter)


         WISCONSIN                     000-00822                 39-0514580
(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

              2300 SOUTH 51ST STREET
              POST OFFICE BOX 343924
              MILWAUKEE, WISCONSIN                               53234-3924
     (Address of principal executive offices)                    (Zip Code)

                                 (414) 327-1700
              (Registrant's telephone number, including area code)



                               ------------------

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On August 27, 2002, The Oilgear Company announced its intention to close its production facility in Longview, Texas in the press release attached hereto as
Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits:

               Exhibit Number        Exhibit
               --------------        -------

               99.1 Press Release dated August 27, 2002. (Filed herewith)

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       THE OILGEAR COMPANY

Date:  August 27, 2002
                                       By: /s/ Thomas J. Price
                                           ------------------------------------
                                           Thomas J. Price, Vice President -
                                           Chief Financial Officer and Secretary